                                                                    EXHIBIT 23.4


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 26, 1996, with respect to the financial statements of Boca Raton Hotel and Club Limited Partnership included in Post-Effective Amendment No. 1 to the Registration Statement (Form S-4 No. 333-28951) and related Prospectus of Florida Panthers Holdings, Inc.


                                          /s/ Ernst & Young LLP
                                          --------------------------------------
                                          ERNST & YOUNG
West Palm Beach, Florida

October 10, 1997